UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-121

Name of Registrant:	Vanguard Wellington Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2004—May 31, 2005

Item 1:	Reports to Shareholders

Vanguard® Wellington™ Fund

May 31, 2005

CONTENTS

1	CHAIRMAN'S LETTER

6	ADVISOR'S REPORT

9	FUND PROFILE

11	GLOSSARY OF INVESTMENT TERMS

13	PERFORMANCE SUMMARY

14	FINANCIAL STATEMENTS

30	ABOUT YOUR FUND'S EXPENSES

31	ADVISORY AGREEMENT

SUMMARY

•	Vanguard Wellington Fund outdistanced its comparative measures with a 3.2% gain for Investor Shares and a 3.3% advance for Admiral Shares over the six months ended May 31, 2005.

•	The U.S. equity and fixed income markets produced modest gains during the period. The Dow Jones Wilshire 5000 Index, a proxy for the entire stock market, earned 2.7%.

•	Large weightings in successful energy, transportation, and financial services companies powered the fund’s strong results.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN'S LETTER

Dear Shareholder,

Vanguard Wellington Fund’s Investor Shares returned 3.2% and its Admiral Shares earned 3.3% during the first half of the 2005 fiscal year. The balanced portfolio outpaced the all-stock Standard & Poor’s 500 Index’s 2.4% return.

The fund’s bond portion bested the return of its market benchmark, and the stock portfolio outperformed the S&P 500, thanks mainly to very large weightings in energy-related sectors. In addition, the advisor was able to select the best performers and largely avoid the worst in sectors that were repeatedly hit with bad news during the six months.

Total Returns	Six Months Ended May 31, 2005
Vanguard Wellington Fund
Investor Shares	3.2%
Admiral Shares	3.3
Wellington Composite Index*	2.8
Average Balanced Fund**	2.1

*Weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index. **Derived from data provided by Lipper Inc.

The fund’s overall benchmark, a composite index of large-capitalization stocks and investment-grade bonds, returned 2.8% for the six months, while the average peer fund managed a gain of 2.1%. The fund’s return was boosted by income from its dividend-paying stocks and its investment-grade bonds, which together produced annualized yields of 2.8% for Investor Shares and 3.0% for Admiral Shares as of May 31.

The table above shows total returns (capital change plus reinvested distributions) for your fund and its comparative measures. Information about distributions to shareholders and changes in net asset value appears on page 5.

THE BUMPY RIDE FOR STOCKS CONTINUED

While U.S. stocks rallied in December, February, and then again in May, the market was unable to sustain any strong advance. On bal-

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

ance, the six-month period seemed to be a case study in the extreme difficulty of predicting the market’s near-term performance.

Although the U.S. economy grew during the half-year, concern about the expansion’s durability seemed to underlie the market’s fragility. Persistent worries over high oil prices and other inflationary influences continued to unnerve investors, with every piece of good news seemingly followed by a high-profile disappointment.

The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned a modest 2.7% for the six months. In a reversal of recent trends, large-cap stocks outperformed the market’s smaller companies in the period. As has been the case for much of the past five years, value stocks outpaced growth. Overall, the performance of international stocks mirrored that of their U.S. counterparts.

Market Barometer	Total Returns
	Periods Ended May 31, 2005
	Six Months	One Year	Five Years*
Stocks
Russell 1000 Index (Large-caps)	3.3%	9.4%	-1.5%
Russell 2000 Index (Small-caps)	-2.1	9.8	6.7
Dow Jones Wilshire 5000 Index	2.7	9.7	-0.6
(Entire market)
MSCI All Country World Index
ex USA (International)	2.7	17.4	1.2

Bonds
Lehman Aggregate Bond Index	2.9%	6.8%	7.7%
(Broad taxable market)
Lehman Municipal Bond Index	3.5	8.0	7.3
Citigroup 3-Month Treasury Bill Index	1.2	1.9	2.5
CPI

Consumer Price Index	1.8%	2.8%	2.5%

*Annualized.

LONG-TERM BOND YIELDS FELL DURING THE PERIOD

In the fixed income market, the Federal Reserve Board continued its campaign to short-circuit any surge in inflation by raising its target for the federal funds rate four times during the period. The Fed's last move, in early May, brought the target rate to 3.00%--a full percentage point higher than its level at the start of the six-month period. Paralleling the Fed's actions, the yield of the 3-month U.S. Treasury bill increased, closing the period at 2.94%. A year ago, the 3-month bill yielded 1.06%. The T-bill yield serves as a good proxy for money market rates.

Despite the continued rise in short-term interest rates, longer-term rates declined. The yield of the 10-year Treasury note, watched closely by many investors, finished the period at 3.98%, 37 basis points (0.37 percentage point) below its level on November 30, 2004. The yield of the 30-year Treasury bond fell 68 basis points to 4.32%.

The Lehman Brothers Aggregate Bond Index, which reflects the performance of the taxable investment-grade bond market, gained a modest 2.9% during the period. On balance, corporate issues trailed U.S. government and municipal issues.

FOR THE FUND, STOCK HOLDINGS OVERCAME WEAK RETURNS FROM BONDS

Wellington Fund's stock portfolio, accounting for about 64% of the fund's assets, produced a 3.0% gain during the fiscal half-year. The return put it well ahead of not only the S&P 500 Index but also the value-oriented stocks within the index.

The fund's stock gains came primarily from three energy-related sectors--integrated oil companies, "other energy," and utilities. The three made up one-quarter of stock holdings during the six months and powered more than half of the fund's equity return as a demand/ supply imbalance kept oil prices high. Among the fund's top performers were EnCana, one of North America's largest independent gas and oil producers, and the integrated oil companies Petrol Brasil, ExxonMobil, and ConocoPhillips. The fund also enjoyed success among its health care holdings, particularly Abbott Laboratories.

Annualized Expense Ratios:*
Your fund compared with its peer group

	Investor Shares	Admiral Shares	Average Balanced Fund
Wellington Fund	0.30%	0.17%	1.28%

*Fund expense ratios reflect the six months ended May 31, 2005. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The stock portfolio’s weak spot was an overweighting in commodities and industrial companies; large stakes in International Paper, Parker Hannifin, and Alcoa were a drag on performance.

The fund achieved its big margin over the S&P 500 not only by holding winners but also by avoiding companies that lost ground during the period. For example, in the auto & transportation sector, the fund held railroad companies while avoiding car and most car-part manufacturers; in financial services, it overweighted strong performers Citigroup and Hartford Financial Services Group, while skipping

Fannie Mae and maintaining an underweighting in American International Group.

Wellington’s bond holdings (approximately 34% of the portfolio) returned 3.6% during the fiscal half-year, topping the 3.3% gain logged by the Lehman Credit A or Better Bond Index. Just over a quarter of Wellington’s bond assets were invested in Treasury, agency, and mortgage-backed securities; the Lehman index, in contrast, is made up entirely of corporate issues. Over time, the diversity of the fund’s holdings dampens volatility. In shorter periods, however, it can cause performance to diverge from that of the bond benchmark.

For more details on fund holdings and performance, see the Advisor’s Report on page 6.

THE FUND OFFERS MUCH OF WHAT ANY INVESTOR NEEDS

Vanguard Wellington Fund includes characteristics that are the foundation of any successful long-term investing program:

• A low expense ratio and a low turnover rate, both of which keep return-dampening costs in check.

• Balanced exposure to stocks and bonds, providing the opportunity for long-term gain together with some protection against the stock market’s occasional downturns.

• A long-term record that demonstrates its worth. For example, the fund returned an average of 10.7% yearly over the decade ending May 31, 2005; the average return among competing balanced funds was 7.5%.

By itself, in fact, the Wellington Fund constitutes a reasonably well-diversified investment program, although it lacks meaningful exposure to some segments of the equity market, such as small-capitalization, growth, and international stocks. The bond portfolio likewise excludes some fixed income sectors, such as high-yield and inflation-protected securities. The Wellington Fund is a good start, but we advise investors to build a portfolio with exposure to all asset classes, which will make it easier to tough out periods when this fund’s investment style is out of favor.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JUNE 13, 2005

Your Fund's Performance at a Glance		November 30, 2004-May 31, 2005

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Wellington Fund
Investor Shares	$30.54	$30.13	$0.475	$0.909
Admiral Shares	52.76	52.06	0.854	1.570

ADVISOR’S REPORT

Vanguard Wellington Fund returned 3.2% for Investor Shares and 3.3% for Admiral Shares during the six months ended May 31, 2005. This performance exceeded both the 2.1% return of the average balanced fund and the 2.8% return of the benchmark composite index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.

THE INVESTMENT ENVIRONMENT

Following its strong gains in fiscal-year 2004, the stock market struggled to make progress during the past six months. Market participants seemed most concerned with the continuing war in Iraq, a possible soft patch in the economic recovery, and the looming threat of a housing bubble. Although there seems to be some progress in Iraq, the high cost of the U.S. military presence is putting pressure on the government’s budget deficit. While the economy appears to be on solid footing, investors are concerned that the recovery may be coming to an end. The housing boom now appears to be producing some speculative excess in certain markets, where real estate investors increasingly are looking for short-term profit rather than long-term gain. This is quite reminiscent of the 1999 Internet boom.

Investment Philosophy

The advisor believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in stocks and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the fund’s equity segment, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

The U.S. economy is still producing respectable 3% annualized growth in gross domestic product. The current inventory correction—a drop in production to counter a buildup in product inventories—should prove to be a temporary brake; we expect the second half of 2005 to be a bit stronger. The U.S. dollar has been stronger than expected, because Europe’s economy is lagging, and European demographics are not favorable for growth. Higher short-term interest rates may also have helped to moderate growth in the first half.

In the U.S. bond market, the major story of the past six months has been the decline in longer-term yields that accompanied the rise in short-term yields generated by Federal Reserve policy. Typically, when the Fed raises short-term interest rates, longer-term yields also rise. In recent months, however, as the Fed continued to boost rates, we have seen substantial declines in longer-term bond yields. This pattern can only mean that investors in the bond market have grown confident that the combination of economic activity and Fed monetary policy will prevent a rise in inflation.

At this point, in the late spring of 2005, we believe that the Fed is not yet ready to stop raising the federal funds rate, and we suspect that the rate, currently 3.0%, will be 3.5% by the end of the year. We do not share the view that the U.S. economy is weakening dramatically, though it is difficult at this time to predict higher longer-term yields, given the benign outlook for inflation.

OUR SUCCESSES

Our strong equity performance in the fiscal half-year was driven largely by the fund’s sizable overweighting in the energy sector. In terms of individual contributors, EnCana and Petrol Brasil rose significantly as their substantial reserves climbed in value with the rise in energy prices. TXU, the Texas-based utility company, rose sharply on dramatic increases in dividends and earnings. TXU has a favorable regulatory position that allows it to tie customer rates for electricity to natural gas prices, and new management has built on this advantage by implementing both cost and productivity programs. Abbott Laboratories also performed well during the period as the company’s blockbuster arthritis drug, Humira, continued to drive earnings growth.

OUR SHORTFALLS

Materials and telecommunications holdings were the primary detractors during the six-month period. International Paper fell sharply when several key paper grades did not receive expected price increases. We remain confident that the company will rebound, though later than we expected. Alcoa declined on lowered earnings expectations; the company has not shown the economic leverage seen in past cycles. IBM suffered a modest earnings miss in the first quarter, and we took the temporary weakness as an opportunity to add to our position in the stock. Parker

Hannifin announced weak results in January, following superb earnings last year. The company, which makes hydraulic and pneumatic systems for manufacturers and transportation firms, has an excellent product lineup and strong market share. Despite its uneven recent results, we remain very positive on Parker Hannifin.

THE FUND’S POSITIONING

During the fiscal half-year, the fund’s equity ratio fell from 66% to 64%, in the middle of our normal 60%–70% equity range. We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in companies whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock-selection process.

We continue to think that global economic growth will support strong energy and commodity prices over the long term. With that in mind, we added to our energy holdings when opportunities emerged late in the first half. In addition, we added to our pharmaceutical holdings, such as Eli Lilly and Schering-Plough, based upon solid drug pipelines, long-term demographics that favor growing drug consumption, and a slowly improving regulatory/legal environment. In the financial sector, we remain concerned about the risks to returns posed by tougher price competition and a likely slowdown in the housing sector.

Among fixed income holdings, we still think that corporate bonds are on the expensive side, and therefore we expect to maintain healthy commitments to mortgage-backed securities and other noncorporate sectors.

Edward P. Bousa, VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

JUNE 15, 2005

FUND PROFILE
As of 5/31/2005	This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on pages 11 and 12.

WELLINGTON FUND
Total Fund Characteristics
Yield
Investor Shares	2.8%
Admiral Shares	3.0%
Turnover Rate	20%*
Expense Ratio
Investor Shares	0.30%*
Admiral Shares	0.17%*
Short-Term Reserves	2%

Total Fund Volatility Measures
	Fund	Composite Index**	Fund	Broad Index†
R-Squared	0.94	1.00	0.89	1.00
Beta	0.99	1.00	0.61	1.00

Sector Diversification (% of equity portfolio)
	Fund	Comparative Index††	Broad Index†

Auto & Transportation	5%	2%	3%
Consumer Discretionary	9	14	16
Consumer Staples	6	8	7
Financial Services	18	21	22
Health Care	10	13	12
Integrated Oils	10	6	4
Other Energy	4	3	3
Materials & Processing	9	3	4
Producer Durables	7	4	5
Technology	9	14	13
Utilities	11	7	7
Other	2	5	4

Ten Largest Stocks (% of equity portfolio)
Citigroup, Inc.	2.9%
(banking)
Bank of America Corp.	2.3
(banking)
Abbott Laboratories	2.2
(pharmaceuticals)
EnCana Corp.	2.1
(energy)
Exelon Corp.	1.9
(electric utilities )
Altria Group, Inc.	1.9
(tobacco)
Total SA ADR	1.8
(energy and utilities)
ExxonMobil Corp.	1.8
(energy and utilities)
E.I. du Pont de Nemours & Co.	1.8
(chemicals)
International Business Machines Corp.	1.7
(computer hardware)

Top Ten	20.4%

Top Ten as % of Total Net Assets	13.1%

“Ten Largest Stocks” excludes any equity index products.

Fund Asset Allocation

*Annualized.
**Wellington Composite Index, weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.
† Dow Jones Wilshire 5000 Index.
††S&P 500 Index.

FUND PROFILE (CONTINUED)
Equity Characteristics
	Fund	Comparative Index*	Broad Index**
Number of Stocks	110	500	4,932
Median Market Cap	$46.5B	$52.9B	$26.5B
Price/Earnings Ratio	17.1x	18.1x	21.4x
Price/Book Ratio	2.5x	2.8x	2.7x
Dividend Yield	2.2%	1.8%	1.7%
Return on Equity	18.8%	19.8%	14.9%
Earnings Growth Rate	10.3%	10.7%	8.9%
Foreign Holdings	10.4%	1.8%	1.0%

Fixed Income Characteristics
		Comparative	Broad
	Fund	Index†	Index††

Number of Bonds	314	1,612	6,018
Yield to Maturity	4.6%‡	4.5%	4.5%
Average Coupon	5.5%	5.4%	5.2%
Average Effective Maturity	8.7 years	8.3 years	6.8 years
Average Quality‡‡	Aa2	Aa3	Aa2
Average Duration	5.5 years	5.5 years	4.2 years

Sector Diversification‡‡ (% of fixed income portfolio)
Asset-Backed/Commercial Mortgage-Backed	9%

Finance	24

Foreign	8

Government Mortgage-Backed	9

Industrial	31

Treasury/Agency	10

Utilities	6

Other	3

Total	100%

*S&P 500 Index.
**Dow Jones Wilshire 5000 Index.
† Lehman Credit A or Better Index.
††Lehman Aggregate Bond Index.
‡Before expenses.
‡‡The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
§Moody’s Investors Service.

Equity Investment Focus

Fixed Income Investment Focus

Distribution by Credit Quality§ (% of fixed income portfolio)
Aaa	38%

Aa	19

A	34

Baa	6

Ba	0

B	0

Not Rated	3

Total	100%

        Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

GLOSSARY (CONTINUED)

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

12

PERFORMANCE SUMMARY
As of 5/31/2005	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

WELLINGTON FUND
Fiscal-Year Total Returns (%) November 30, 1994-May 31, 2005
	Wellington Fund Investor Shares			Composite Index*		Wellington Fund Investor Shares			Composite Index*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	27.3%	5.4%	32.7%	33.0%	2001	3.8%	3.8%	7.6%	-3.4%
1996	16.7	4.6	21.3	19.8	2002	-7.4	3.1	-4.3	-8.1
1997	14.2	4.4	18.6	21.6	2003	9.6	3.3	12.9	12.7
1998	9.6	4.2	13.8	20.1	2004	10.3	3.1	13.4	9.9
1999	-0.5	4.1	3.6	11.0	2005**	1.6	1.6	3.2	2.8
2000	2.6	4.3	6.9	-0.1

*Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter. **Six months ended May 31, 2005. Note: See Financial Highlights tables on pages 26 and 27 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Wellington Fund
Investor Shares	7/1/1929	8.21%	7.73%	7.49%	3.89%	11.38%
Admiral Shares	5/14/2001	8.34	6.08*	—	—	—

*Return since inception.

As of 5/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Wellington Fund	Shares	Market Value^ (000)
COMMON STOCKS (64.2%)
Auto & Transportation (3.2%)
Union Pacific Corp.	5,000,000	$ 334,800
Canadian National Railway Co.	5,223,600	320,102
CSX Corp.	6,755,800	280,906
Norfolk Southern Corp.	2,864,800	91,444
Genuine Parts Co.	1,475,200	63,375
Canadian Pacific Railway Ltd.	1,540,700	56,929

		1,147,556

Consumer Discretionary (5.6%)
McDonald's Corp.	9,854,200	304,889
Waste Management, Inc.	8,833,500	260,500
*Time Warner, Inc.	13,859,100	241,148
Kimberly-Clark Corp.	3,542,000	227,857
Viacom Inc. Class B	4,992,800	171,203
Gillette Co.	3,197,000	168,610
Gannett Co., Inc.	2,070,000	154,132
Yum! Brands, Inc.	1,965,385	100,805
Fuji Photo Film Co., Ltd. ADR	3,070,900	96,119
Dollar General Corp.	4,818,400	94,489
Target Corp.	1,612,700	86,602
Wal-Mart Stores, Inc.	1,622,700	76,640
Whirlpool Corp.	40,600	2,793

		1,985,787

Consumer Staples (3.6%)
Altria Group, Inc.	6,362,400	427,172
The Coca-Cola Co.	6,412,400	286,185
Colgate-Palmolive Co.	3,398,400	169,818
General Mills, Inc.	3,069,900	151,960
The Procter & Gamble Co.	2,619,800	144,482
Coca-Cola Enterprises, Inc.	5,072,700	110,991

		1,290,608

Financial Services (11.7%)
Citigroup, Inc.	14,313,300	674,300
Bank of America Corp.	11,315,200	524,120
ACE Ltd.	7,270,200	314,218
The Hartford Financial
Services Group Inc.	3,459,100	258,706
American International
Group, Inc.	4,602,900	255,691

Wellington Fund	Shares	Market Value^ (000)

Freddie Mac	3,605,500	$ 234,502
UBS AG	2,935,800	227,084
Merrill Lynch & Co., Inc.	4,040,200	219,221
State Street Corp.	4,532,000	217,536
MBIA, Inc.	3,825,900	213,983
JPMorgan Chase & Co.	5,685,076	203,241
MBNA Corp.	7,935,900	167,368
Ambac Financial Group, Inc.	1,801,200	129,957
Marsh & McLennan Cos., Inc.	4,412,900	128,151
Westpac Banking
Corp. Ltd. ADR	1,408,500	105,116
MetLife, Inc.	2,016,300	89,927
PNC Financial Services Group	1,561,600	85,341
XL Capital Ltd. Class A	760,700	57,265
U.S. Bancorp	1,602,800	47,010

		4,152,737

Health Care (6.1%)
Abbott Laboratories	10,362,000	499,863
Eli Lilly & Co.	5,549,000	323,507
Schering-Plough Corp.	14,373,200	280,277
AstraZeneca Group PLC ADR	5,620,100	238,967
Wyeth	5,185,900	224,912
Baxter International, Inc.	4,844,800	178,773
Pfizer Inc.	6,353,000	177,249
Novartis AG ADR	3,063,400	149,586
Sanofi-Synthelabo SA ADR	1,813,503	81,608
Cardinal Health, Inc.	451,200	26,138

		2,180,880

Integrated Oils (6.4%)
Total SA ADR	3,764,000	418,519
ExxonMobil Corp.	7,446,800	418,510
Chevron Corp.	6,922,800	372,308
Royal Dutch Petroleum Co. ADR	5,970,410	349,747
BP PLC ADR	4,434,500	266,957
ConocoPhillips Co.	2,300,300	248,064
Petrol Brasil ADR	4,447,300	209,913

		2,284,018

Other Energy (2.8%)
EnCana Corp.	13,874,504	481,029
Schlumberger Ltd.	3,432,100	234,653
Burlington Resources, Inc.	3,309,100	167,705
Anadarko Petroleum Corp.	1,552,100	117,494

		1,000,881

Materials & Processing (6.1%)
E.I. du Pont de Nemours & Co.	8,729,700	406,018
Weyerhaeuser Co.	5,652,300	362,595
International Paper Co.	7,399,700	238,344
Rio Tinto PLC ADR	1,841,800	219,211
Alcoa Inc.	7,998,500	216,759
Rohm & Haas Co.	3,590,700	167,506
Air Products & Chemicals, Inc.	2,584,300	155,652
Avery Dennison Corp.	2,824,800	148,161
Syngenta AG ADR	6,579,000	135,791
Cia Vale do Rio Doce ADR	3,798,968	110,284

		2,160,321

Producer Durables (4.3%)
Deere & Co.	3,535,600	233,880
Parker Hannifin Corp.	3,844,000	231,909
Pitney Bowes, Inc.	4,673,000	208,463
United Technologies Corp.	1,872,100	199,753
Caterpillar, Inc.	1,994,700	187,721
Emerson Electric Co.	2,477,500	164,679
*Agilent Technologies, Inc.	4,322,000	103,771
Nokia Corp. ADR	5,746,100	96,879
Pall Corp.	3,224,000	94,109

		1,521,164

Technology (5.5%)
International Business
Machines Corp.	5,228,900	395,043
Microsoft Corp.	13,936,500	359,562
General Dynamics Corp.	2,969,000	320,593
Motorola, Inc.	16,659,000	289,367
Texas Instruments, Inc.	8,218,300	227,154
*Accenture Ltd.	6,051,900	140,888
*EMC Corp.	8,857,900	124,542
Hewlett-Packard Co.	3,166,400	71,276
*Corning, Inc.	3,061,500	48,004

		1,976,429

Utilities (7.4%)
Exelon Corp.	9,144,000	428,396
Verizon Communications Inc.	10,161,600	359,517
SBC Communications Inc.	11,434,400	267,336
*Comcast Corp. Class A	8,253,900	265,776
TXU Corp.	3,244,900	260,501
FPL Group, Inc.	5,489,000	223,128
Pinnacle West Capital Corp.	3,508,300	154,786
Deutsche Telekom AG ADR	7,399,100	137,993
Progress Energy, Inc.	3,000,000	132,690
Sprint Corp.	5,452,600	129,172
Cinergy Corp.	2,973,000	122,577
BellSouth Corp.	3,528,300	94,417
ALLTEL Corp.	1,139,800	66,302
*Comcast Corp. Special Class A	290,900	9,204

		2,651,795

Other (1.5%)
General Electric Co.	9,364,900	341,632
Tyco International Ltd.	3,524,600	101,967
Honeywell International Inc.	2,414,000	87,459

		531,058

TOTAL COMMON STOCKS
(Cost $17,252,921)		22,883,234

Wellington Fund	Shares	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.2%)

U.S. Government Securities (3.4%)
U.S. Treasury Note
2.750%, 7/31/2006	$1,200,000	$1,190,064

Agency Notes (0.2%)
Private Export Funding Corp.
(U.S. Government Guaranteed)
5.750%, 1/15/2008	40,385	42,256
3.375%, 2/15/2009	33,300	32,612

		74,868

Mortgage-Backed Securities (3.6%)
Federal Home Loan
Mortgage Corp. CMO†
(4) 4.000%, 3/15/2019	23,000	21,385
(4) 4.000%, 9/15/2019	22,229	20,818
(4) 4.000%, 9/15/2019	23,066	21,787
Federal National
Mortgage Assn. CMO†
(4) 4.000%, 2/25/2019	19,895	18,729
Federal National Mortgage Assn.†
(4) 4.510%, 5/1/2013	20,202	20,383
(4) 4.886%, 1/1/2014	39,298	40,451
(4) 5.016%, 2/1/2013	19,378	20,055
Government National Mortgage Assn
(4) 5.000%, 1/15/2030-
1/15/2035	485,038	489,643
(4) 5.500%, 1/15/2029-
9/15/2034	495,234	506,547
(4) 6.000%, 3/15/2028-
1/15/2033	69,242	71,655
(4) 6.500%, 1/15/2031-
1/15/2032	33,054	34,654
(4) 7.000%, 4/15/2023-
8/15/2032	31,245	33,195
(4) 8.000%, 6/15/2017	54	59

		1,299,361

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $2,566,373)		2,564,293

CORPORATE BONDS (22.9%)

Asset-Backed/Commercial
Mortgage-Backed Securities (2.5%)
Aesop Funding II LLC
(1)(4)3.950%, 4/20/2008	43,600	43,535
Asset Securitization Corp.
(4) 7.490%, 4/14/2029	18,262	19,206
Bank One Issuance Trust
(4) 3.860%, 6/15/2011	40,000	39,818
(4) 3.450%, 10/17/2011	40,000	39,208
Bear Stearns Commercial
Mortgage Securities, Inc.
(4) 5.610%, 11/15/2033	17,250	18,259
(4) 4.740%, 3/13/2040	25,000	25,171
(4) 4.825%, 11/11/2041	49,980	50,720
(4) 4.933%, 2/13/2042	19,160	19,583
California Infrastructure &
Economic Development Bank
Special Purpose Trust
(4) 6.310%, 9/25/2008	5,478	5,578
(4) 6.420%, 12/26/2009	16,110	16,888
Caterpillar Financial Asset Trust
(4) 3.130%, 1/26/2009	5,000	4,941
Chase Commercial
Mortgage Securities Corp.
(4) 6.390%, 11/18/2030	26,340	27,895
Chase Manhattan Auto Owner Trust
(4) 2.570%, 2/16/2010	22,730	22,233
DLJ Mortgage Acceptance Corp.
(1)(4)7.600%, 5/15/2030	14,010	14,615
(1)(4)6.820%, 10/15/2030	17,100	17,805
GS Mortgage Securities Corp. II
(4) 5.396%, 8/10/2038	25,100	26,633
Greenwich Capital
Commercial Funding Corp.
(4) 4.915%, 1/5/2036	47,700	48,709
(4) 5.317%, 6/10/2036	25,535	26,881
(4) 4.799%, 8/10/2042	48,375	49,049
JPMorgan Chase Commercial
Mortgage Securities
(4) 4.899%, 1/12/2037	24,040	24,511
LB-UBS Commerical
Mortgage Trust
(4) 6.462%, 3/15/2031	18,325	20,319
Merrill Lynch Mortgage
Investors, Inc.
(4) 4.506%, 2/25/2035	46,699	46,469
Morgan Stanley Capital I
(4) 4.780%, 12/13/2041	43,275	43,821
(4) 4.700%, 7/15/2056	38,470	38,790
Morgan Stanley
Dean Witter Capital I
(4) 4.740%, 11/13/2036	26,000	26,318
Nomura Asset Securities Corp.
(4) 6.690%, 3/15/2030	13,000	14,531
(4) 6.590%, 3/15/2030	10,000	10,596
USAA Auto Owner Trust
(4) 2.670%, 10/15/2010	5,000	4,880
(4) 4.130%, 11/15/2011	24,000	24,081
WFS Financial Owner Trust
(4) 3.930%, 2/17/2012	37,445	37,396

Wellington Fund	Shares	Market Value^ (000)
Wells Fargo Mortgage
Backed Securities Trust
(4) 4.565%, 2/25/2035	$ 21,699	$ 21,700
(4) 4.541%, 4/25/2035	39,515	39,596
World Omni Auto Receivables Trust
(4) 3.820%, 11/12/2011	9,255	9,200

		878,935

Finance (7.9%)
Banking (3.8%)
Abbey National PLC
6.690%, 10/17/2005	25,000	25,289
BB&T Corp.
7.250%, 6/15/2007	36,900	39,251
5.250%, 11/1/2019	8,000	8,272
BNP Paribas (New York Branch)
7.200%, 1/15/2007	40,000	42,048
Bank One Corp.
7.875%, 8/1/2010	15,000	17,412
Bank of America Corp.
5.625%, 3/8/2035	46,180	47,741
Bank of Montreal
7.800%, 4/1/2007	21,000	22,466
Bank of New York Co., Inc.
4.950%, 3/15/2015	58,655	59,801
BankAmerica Corp.
5.875%, 2/15/2009	25,000	26,631
Citicorp
6.750%, 8/15/2005	25,000	25,165
6.375%, 11/15/2008	15,000	16,038
Citigroup, Inc.
6.625%, 6/15/2032	45,000	53,389
Credit Suisse First Boston USA, Inc.
5.875%, 8/1/2006	40,000	40,924
6.500%, 1/15/2012	15,000	16,674
Deutsche Bank Financial LLC
5.375%, 3/2/2015	19,215	20,207
Fifth Third Bank
4.200%, 2/23/2010	60,000	59,870
Golden West Financial Corp.
4.750%, 10/1/2012	10,000	10,137
HBOS Treasury Services PLC
(1) 6.000%, 11/1/2033	60,000	65,687
Huntington National Bank
4.900%, 1/15/2014	16,375	16,445
JPMorgan Chase & Co.
4.500%, 11/15/2010	25,000	25,217
6.750%, 2/1/2011	5,115	5,671
Mellon Funding Corp.
5.000%, 12/1/2014	30,000	30,873
Mizuho Finance (Cayman)
(1) 5.790%, 4/15/2014	40,000	42,069
NBD Bancorp, Inc.
7.125%, 5/15/2007	35,000	37,000
National City Bank
7.250%, 7/15/2010	25,000	28,481
7.250%, 10/21/2011	20,000	23,386
Northern Trust Co.
4.600%, 2/1/2013	5,925	5,967
Paribas NY
6.950%, 7/22/2013	40,000	46,118
Royal Bank of Scotland
Group PLC
6.375%, 2/1/2011	40,775	45,344
5.050%, 1/8/2015	19,510	19,929
4.700%, 7/3/2018	10,000	9,791
Scotland International Finance
(1) 8.850%, 11/1/2006	28,000	29,837
Societe Generale
7.400%, 6/1/2006	40,000	41,386
SunTrust Banks, Inc.
7.250%, 9/15/2006	54,000	56,303
US Bank NA
5.625%, 11/30/2005	50,000	50,470
4.125%, 3/17/2008	50,000	50,031
Wachovia Corp.
5.625%, 12/15/2008	55,000	57,716
Washington Mutual, Inc.
7.500%, 8/15/2006	40,000	41,709
Wells Fargo & Co.
6.450%, 2/1/2011	5,000	5,520
6.375%, 8/1/2011	15,000	16,567
5.125%, 9/1/2012	10,000	10,446
World Savings Bank, FSB
4.500%, 6/15/2009	14,845	15,020
4.125%, 12/15/2009	33,045	32,944

Brokerage (0.1%)
Dean Witter, Discover & Co.
6.750%, 10/15/2013	25,775	29,037
7.070%, 2/10/2014	17,500	19,976

Finance Companies (1.1%)
American Express Co.
4.750%, 6/17/2009	10,000	10,187
American Express Credit Corp.
3.000%, 5/16/2008	30,000	29,010
Countrywide Home Loan
5.500%, 8/1/2006	30,000	30,509
FGIC Corp.
(1) 6.000%, 1/15/2034	14,635	15,689
General Electric Capital Corp.
8.125%, 5/15/2012	30,000	36,115
5.450%, 1/15/2013	40,000	42,273

Wellington Fund	Shares	Market Value^ (000)
Heller Financial, Inc.
8.000%, 6/15/2005	$ 40,000	$ 40,063
Household Finance Corp.
6.375%, 10/15/2011	75,000	82,107
Norwest Financial, Inc.
6.250%, 12/15/2007	35,000	37,148
Transamerica Financial Corp.
6.400%, 9/15/2008	29,265	30,952
US Trade Funding Corp.
(1)(4) 4.260%, 11/15/2014	24,406	24,075
Wells Fargo & Co.
5.500%, 8/1/2012	20,000	21,328

Insurance (2.7%)
ACE Capital Trust II
9.700%, 4/1/2030	20,000	27,588
AIG SunAmerica
Global Financing VI
(1) 6.300%, 5/10/2011	60,000	65,636
Allstate Corp.
7.200%, 12/1/2009	40,000	44,678
Ambac, Inc.
7.500%, 5/1/2023	25,000	29,734
Cincinnati Financial Corp.
6.920%, 5/15/2028	40,500	47,962
Farmers Exchange Capital
(1) 7.050%, 7/15/2028	25,000	26,861
Florida Windstorm Underwriters
(1) 7.125%, 2/25/2019	55,000	65,968
Frank Russell Co.
(1) 5.625%, 1/15/2009	30,000	31,460
General Re Corp.
9.000%, 9/12/2009	32,000	37,717
Hartford Financial
Services Group, Inc.
7.900%, 6/15/2010	35,000	40,324
Jackson National Life Insurance Co.
(1) 8.150%, 3/15/2027	39,480	51,354
John Hancock Financial Services
5.625%, 12/1/2008	16,080	16,797
Liberty Mutual Insurance Co.
(1) 7.875%, 10/15/2026	31,210	36,418
Marsh & McLennan Cos., Inc.
6.250%, 3/15/2012	50,000	52,621
MassMutual Global Funding II
(1) 3.500%, 3/15/2010	50,000	48,328
Mercury General Corp.
7.250%, 8/15/2011	20,000	22,200
MetLife Global Funding I
(1) 4.500%, 5/5/2010	20,000	20,131
Metropolitan Life Insurance Co.
(1) 7.700%, 11/1/2015	51,000	60,615
Pacific Life Global Funding
(1) 3.750%, 1/15/2009	31,910	31,296
Protective Life Secured Trust
3.700%, 11/24/2008	35,000	34,384
Prudential Financial, Inc.
4.750%, 4/1/2014	20,000	20,016
Prudential Insurance Co.
(1) 7.650%, 7/1/2007	20,000	21,334
St. Paul Cos., Inc.
5.750%, 3/15/2007	20,000	20,527
Torchmark Corp.
7.875%, 5/15/2023	45,000	56,870
XL Capital Ltd.
6.500%, 1/15/2012	50,000	54,567

Real Estate Investment Trust (0.1%)
Spieker Properties Corp. LP
7.650%, 12/15/2010	25,000	28,362

Financial Other (0.1%)
Berkshire Hathaway
Finance Corp.
4.625%, 10/15/2013	50,000	49,816

		2,833,275

Industrial (10.3%)
Basic Industy (0.9%)
Alcan, Inc.
4.500%, 5/15/2013	20,000	19,532
7.250%, 3/15/2031	21,273	25,707
6.125%, 12/15/2033	8,029	8,510
Alcoa, Inc.
7.375%, 8/1/2010	40,000	45,329
BHP Billiton Finance BV
4.800%, 4/15/2013	15,000	15,138
BHP Finance USA Ltd.
7.250%, 3/1/2016	15,000	17,562
Dow Chemical Co.
7.375%, 11/1/2029	20,000	25,427
E.I. du Pont de Nemours & Co.
4.125%, 4/30/2010	24,930	24,913
4.750%, 11/15/2012	17,560	17,938
PPG Industries, Inc.
6.875%, 2/15/2012	13,600	15,493
Rohm & Haas Co.
(4) 9.800%, 4/15/2020	11,250	14,833
7.850%, 7/15/2029	20,000	27,041
Weyerhaeuser Co.
6.000%, 8/1/2006	30,000	30,516
7.375%, 3/15/2032	25,000	28,895

Wellington Fund	Shares	Market Value^ (000)
Capital Goods (1.1%)
Boeing Capital Corp.
6.500%, 2/15/2012	$ 30,000	$ 33,439
Caterpillar Financial Services Corp.
3.625%, 11/15/2007	15,000	14,842
2.700%, 7/15/2008	25,000	23,922
Caterpillar, Inc.
7.300%, 5/1/2031	10,000	13,009
Deere & Co.
7.125%, 3/3/2031	25,000	31,671
Emerson Electric Co.
6.300%, 11/1/2005	13,875	14,030
General Dynamics Corp.
4.250%, 5/15/2013	40,000	39,264
Honeywell International, Inc.
7.500%, 3/1/2010	41,000	46,687
John Deere Capital Corp.
5.100%, 1/15/2013	40,000	41,355
Masco Corp.
6.750%, 3/15/2006	40,000	40,895
Minnesota Mining &
Manufacturing Corp.
6.375%, 2/15/2028	30,000	35,755
The Boeing Co.
8.750%, 9/15/2031	9,800	14,570
8.625%, 11/15/2031	9,460	13,912
United Technologies Corp.
7.500%, 9/15/2029	19,230	25,298

Communication (0.8%)
Alltel Corp.
7.000%, 7/1/2012	20,000	22,642
BellSouth Corp.
6.000%, 10/15/2011	25,000	26,957
BellSouth Telecommunications
5.875%, 1/15/2009	15,000	15,752
Chesapeake & Potomac
Telephone Co.
7.150%, 5/1/2023	10,000	11,314
Cox Communications, Inc.
7.750%, 8/15/2006	30,000	31,264
Gannett Co., Inc.
5.500%, 4/1/2007	19,250	19,751
Illinois Bell Telephone Co.
6.625%, 2/1/2025	27,725	28,267
SBC Communications, Inc.
6.150%, 9/15/2034	10,000	10,685
Southwestern Bell Telephone Co.
7.600%, 4/26/2007	7,000	7,416
Telecomunicaciones de Puerto Rico
6.650%, 5/15/2006	13,000	13,286
Telefonica Europe BV
7.750%, 9/15/2010	40,000	45,908
Verizon Global Funding Corp.
7.750%, 12/1/2030	17,000	21,718
Vodafone Group PLC
5.375%, 1/30/2015	40,000	41,797

Consumer Cyclical (1.8%)
CVS Corp.
4.000%, 9/15/2009	40,000	39,518
4.875%, 9/15/2014	35,000	35,381
Harley Davidson Inc.
(1) 3.625%, 12/15/2008	50,000	49,194
Home Depot Inc.
3.750%, 9/15/2009	48,000	47,160
Johnson Controls, Inc.
7.125%, 7/15/2017	36,300	41,576
Kohl's Corp.
6.000%, 1/15/2033	55,000	58,659
Lowe's Cos., Inc.
8.250%, 6/1/2010	12,870	15,149
6.875%, 2/15/2028	5,790	7,093
6.500%, 3/15/2029	39,900	46,765
Target Corp.
5.875%, 3/1/2012	20,000	21,646
6.350%, 11/1/2032	10,000	11,756
The Walt Disney Co.
6.375%, 3/1/2012	20,000	21,906
Time Warner, Inc.
7.570%, 2/1/2024	20,000	24,035
6.950%, 1/15/2028	20,000	22,911
Toyota Motor Credit Corp.
5.500%, 12/15/2008	50,000	52,281
4.250%, 3/15/2010	20,000	19,948
Viacom International Inc.
7.700%, 7/30/2010	40,000	44,700
Wal-Mart Stores, Inc.
6.875%, 8/10/2009	12,000	13,239
4.125%, 2/15/2011	40,000	39,641
Wendy's International, Inc.
6.350%, 12/15/2005	25,500	25,700

Consumer Noncyclical (3.8%)
Abbott Laboratories
4.350%, 3/15/2014	45,000	44,455
Anheuser-Busch Cos., Inc.
5.000%, 3/1/2019	15,000	15,287
7.000%, 12/1/2025	30,000	32,627
6.500%, 1/1/2028	19,550	23,086
6.800%, 8/20/2032	20,000	24,913

Wellington Fund	Shares	Market Value^ (000)
Archer-Daniels-Midland Co.
7.000%, 2/1/2031	$ 40,130	$ 49,852
5.935%, 10/1/2032	25,000	27,480
Avon Products, Inc.
4.200%, 7/15/2018	30,000	27,798
Becton, Dickinson &Co.
4.550%, 4/15/2013	8,000	8,011
Bristol-Myers Squibb Co.
5.750%, 10/1/2011	51,000	54,451
CPC International, Inc.
6.150%, 1/15/2006	6,790	6,898
Cargill Inc.
(1) 6.125%, 4/19/2034	20,750	23,209
Clorox Co.
4.200%, 1/15/2010	55,770	55,652
Coca-Cola Enterprises Inc.
5.250%, 5/15/2007	13,000	13,293
6.125%, 8/15/2011	30,000	32,630
7.000%, 10/1/2026	10,075	12,236
Coca-Cola HBC Finance
5.500%, 9/17/2015	17,440	18,629
Colgate-Palmolive Co.
7.600%, 5/19/2025	13,920	18,485
Conagra, Inc.
6.750%, 9/15/2011	30,000	33,365
Diageo Capital PLC
3.500%, 11/19/2007	40,000	39,490
Eli Lilly & Co.
6.000%, 3/15/2012	45,000	49,213
Fortune Brands Inc.
6.250%, 4/1/2008	40,000	41,718
4.875%, 12/1/2013	35,000	34,777
GlaxoSmithKline Capital Inc.
4.375%, 4/15/2014	35,000	34,511
5.375%, 4/15/2034	45,000	47,582
Kimberly-Clark Corp.
6.375%, 1/1/2028	30,000	35,693
Kraft Foods, Inc.
4.625%, 11/1/2006	50,000	50,391
Pepsi Bottling Group, Inc.
7.000%, 3/1/2029	10,000	12,474
Pepsi Bottling Holdings Inc.
(1) 5.625%, 2/17/2009	40,000	41,991
Pfizer, Inc.
2.500%, 3/15/2007	30,000	29,284
Pharmacia Corp.
6.600%, 12/1/2028	12,000	14,417
Procter & Gamble Co. ESOP
(4) 9.360%, 1/1/2021	60,945	81,923
Schering-Plough Corp.
5.550%, 12/1/2013	$35,000	36,571
The Coca-Cola Co.
4.000%, 6/1/2005	40,000	39,996
Unilever Capital Corp.
7.125%, 11/1/2010	37,000	41,826
5.900%, 11/15/2032	27,000	30,271
UnitedHealth Group, Inc.
4.125%, 8/15/2009	23,950	23,862
4.875%, 4/1/2013	40,000	40,825
4.750%, 2/10/2014	10,000	10,100
Warner-Lambert Co.
6.000%, 1/15/2008	20,000	20,938
Wyeth
6.950%, 3/15/2011	30,000	33,359
6.500%, 2/1/2034	11,500	13,081
Zeneca Wilmington Inc.
7.000%, 11/15/2023	29,000	36,230

Energy (0.7%)
Amoco Corp.
6.500%, 8/1/2007	25,000	26,275
Anadarko Petroleum Corp.
3.250%, 5/1/2008	30,000	29,202
Apache Finance Canada
7.750%, 12/15/2029	39,910	54,291
ChevronTexaco Capital Co.
3.500%, 9/17/2007	27,190	26,995
Conoco, Inc.
6.350%, 4/15/2009	40,000	43,082
Phillips Petroleum Co.
9.375%, 2/15/2011	20,000	24,871
Suncor Energy, Inc.
7.150%, 2/1/2032	20,279	25,204
5.950%, 12/1/2034	20,700	22,380
Talisman Energy, Inc.
7.125%, 6/1/2007	10,000	10,504

Technology (0.5%)
First Data Corp.
4.700%, 8/1/2013	40,000	40,246
Hewlett-Packard Co.
7.150%, 6/15/2005	50,000	50,065
International Business
Machines Corp.
8.375%, 11/1/2019	25,000	33,443
5.875%, 11/29/2032	15,000	16,409
Pitney Bowes Credit Corp.
8.550%, 9/15/2009	41,890	48,659

Wellington Fund	Shares	Market Value^ (000)

Transportation (0.5%)
ERAC USA Finance Co.
(1) 7.350%, 6/15/2008	$ 21,805	$ 23,613
(1) 6.700%, 6/1/2034	18,000	20,105
Federal Express Corp.
(4) 6.720%, 1/15/2022	41,656	47,196
PSA Corp. Ltd.
(1) 7.125%, 8/1/2005	50,000	50,269
Southwest Airlines Co.
(4) 7.540%, 6/29/2015	30,772	34,879

Industrial Other (0.2%)
Dover Corp.
6.500%, 2/15/2011	10,000	11,094
Snap-On Inc.
6.250%, 8/15/2011	34,990	38,361

		3,680,521

Utilities (2.2%)
Electric Utilities (1.7%)
Alabama Power Co.
2.800%, 12/1/2006	23,090	22,683
5.700%, 2/15/2033	15,000	16,333
Carolina Power & Light Co.
5.950%, 3/1/2009	20,000	21,079
Central Illinois Public Service
6.125%, 12/15/2028	54,000	60,364
Consolidated Edison, Inc.
6.450%, 12/1/2007	20,000	21,123
3.625%, 8/1/2008	20,000	19,697
Exelon Generation Co. LLC
6.950%, 6/15/2011	45,000	50,216
Florida Power & Light Co.
5.650%, 2/1/2035	40,000	43,686
Kansas City Power & Light
7.125%, 12/15/2005	40,000	40,701
National Rural Utilities
Cooperative Finance Corp.
5.750%, 12/1/2008	50,000	51,969
PacifiCorp
6.625%, 6/1/2007	20,500	21,499
5.900%, 8/15/2034	12,500	14,098
Public Service Electric & Gas
4.000%, 11/1/2008	40,500	40,232
South Carolina Electric & Gas Co.
5.800%, 1/15/2033	9,000	9,932
Southern California Edison Co.
8.000%, 2/15/2007	5,236	5,561
Southern Investments UK PLC
6.800%, 12/1/2006	35,000	36,218
Virginia Electric & Power Co.
5.750%, 3/31/2006	25,000	25,406
7.625%, 7/1/2007	16,200	17,350
Wisconsin Electric Power Co.
4.500%, 5/15/2013	21,565	21,468
Wisconsin Power & Light Co.
7.625%, 3/1/2010	20,000	22,633
Wisconsin Public Service
6.080%, 12/1/2028	45,000	51,694

Natural Gas (0.3%)
British Transco Finance
6.625%, 6/1/2018	50,000	58,125
KeySpan Corp.
4.650%, 4/1/2013	9,000	9,131
PanEnergy Corp.
7.000%, 10/15/2006	25,000	25,893
Wisconsin Gas Co.
6.600%, 9/15/2013	13,100	14,976

Utility Other (0.2%)
Washington Gas & Light Co.
6.150%, 1/26/2026	43,500	43,853

		765,920

TOTAL CORPORATE BONDS
(Cost $7,767,519)		8,158,651

SOVEREIGN BONDS (U.S. Dollar-Denominated) (2.7%)

Bayerische Landesbank-NY
6.375%, 10/15/2005	25,000	25,256
Deutsche Ausgleichbank
7.000%, 6/23/2005	50,000	50,099
European Investment Bank
2.375%, 6/15/2007	70,000	68,293
4.000%, 3/3/2010	40,000	40,100
Inter-American Development Bank
7.375%, 1/15/2010	40,000	45,710
4.375%, 9/20/2012	40,000	40,792
International Bank for
Reconstruction & Development
6.125%, 12/19/2007	20,000	21,116
4.750%, 2/15/2035	40,000	41,049
Japan Finance Corp.
4.625%, 4/21/2015	75,000	75,931
KFW International Finance, Inc.
4.750%, 1/24/2007	15,000	15,261
7.000%, 3/1/2013	10,000	11,514
Kredit Fuer Wiederaufbau
3.375%, 1/23/2008	55,000	54,427
Landwirtschaft Rentenbank
4.125%, 7/15/2008	50,000	50,236
Oesterreich Kontrollbank
4.500%, 3/9/2015	50,000	51,118
Province of British Columbia
4.300%, 5/30/2013	40,000	40,492

Wellington Fund	Shares	Market Value^ (000)
Province of Manitoba
4.450%, 4/12/2010	$ 57,000	$ 57,844
Province of Ontario
4.375%, 2/15/2013	40,000	40,539
4.500%, 2/3/2015	35,000	35,307
Province of Quebec
4.875%, 5/5/2014	25,000	25,779
Quebec Hydro Electric
6.300%, 5/11/2011	40,000	44,021
Republic of Italy
4.500%, 1/21/2015	50,000	49,250
Republic of South Africa
6.500%, 6/2/2014	21,900	24,241
Westdeutsche Landesbank
6.750%, 6/15/2005	50,000	50,061

TOTAL SOVEREIGN BONDS
(Cost $951,968)		958,436

TAXABLE MUNICIPAL BONDS (0.9%)

Chelan County WA Public Util. Dist
(2) 7.070%, 6/1/2007	10,000	10,575
(2) 7.100%, 6/1/2008	12,000	12,956
Illinois (Taxable Pension) GO
5.100%, 6/1/2033	75,000	76,121
Kansas Dev. Finance Auth. Rev
(Kansas Public
Employee Retirement)
(3) 5.501%, 5/1/2034	50,000	53,651
Oakland CA Pension Obligation
(2) 6.980%, 12/15/2009	7,801	8,652
Oregon School Board Assn
Taxable Pension
5.528%, 6/30/2028	50,000	53,703
Southern California Public
Power Auth. Rev
(3) 6.930%, 5/15/2017	30,000	36,558
Stanford Univ. California Rev
6.875%, 2/1/2024	34,745	43,317
7.650%, 6/15/2026	29,000	37,990

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $305,698)		333,523

TEMPORARY CASH INVESTMENTS (2.7%)

Repurchase Agreement (1.8%)
Bank America
3.070%, 6/1/2005
(Dated 5/31/2005, Repurchase
Value $628,954,000, collateralized
by Federal National Mortgage
Assn., 6.000%, 4/1/2035)	628,900	628,900

Money Market Fund (0.9%)
Vanguard Market Liquidity
Fund, 3.018%**-Note G	338,049,050	338,049

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $966,949)		966,949

TOTAL INVESTMENTS (100.6%)
(Cost $29,811,428)		35,865,086

OTHER ASSETS AND LIABILITIES (-0.6%)
Other Assets--Note C		315,909
Liabilities--Note G		(518,892)

		(202,983)

NET ASSETS (100%)		$35,662,103

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
†The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, the aggregate value of these securities was $921,094,000, representing 2.6% of net assets.
(2)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).
(3)Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).
(4)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
ADR—American Depositary Receipt.
CMO—Collateralized Mortgage Obligations.

Amount (000)
AT MAY 31, 2005, NET ASSETS CONSISTED OF:
Paid-in Capital	$28,840,778
Undistributed Net Investment Income	158,059
Accumulated Net Realized Gains	609,608
Unrealized Appreciation	6,053,658

NET ASSETS	$35,662,103

Investor Shares-Net Assets
Applicable to 965,385,765 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$29,089,148

NET ASSET VALUE PER SHARE-
INVESTOR SHARES	$30.13

Admiral Shares--Net Assets
Applicable to 126,254,225 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$6,572,955

NET ASSET VALUE PER SHARE-
ADMIRAL SHARES	$52.06

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Wellington Fund Six Months Ended May 31, 2005 (000)
INVESTMENT INCOME
Income
Dividends	$253,692
Interest	291,756
Security Lending	1,893

Total Income	547,341

Expenses
Investment Advisory Fees--Note B
Basic Fee	6,481
Performance Adjustment	739
The Vanguard Group--Note C
Management and Administrative
Investor Shares	34,413
Admiral Shares	3,286
Marketing and Distribution
Investor Shares	1,830
Admiral Shares	379
Custodian Fees	105
Shareholders' Reports
Investor Shares	291
Admiral Shares	3
Trustees' Fees and Expenses	30

Total Expenses	47,557
Expenses Paid Indirectly-Note D	(828)

Net Expenses	46,729

NET INVESTMENT INCOME	500,612

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	609,648

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	(28,060)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,082,200

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Wellington Fund
	Six Months Ended May 31, 2005 (000)	Year Ended Nov. 30, 2004 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 500,612	$ 903,395
Realized Net Gain (Loss)	609,648	1,161,338
Change in Unrealized Appreciation (Depreciation)	(28,060)	1,687,999

Net Increase (Decrease) in Net Assets Resulting from Operations	1,082,200	3,752,732

Distributions
Net Investment Income
Investor Shares	(441,115)	(701,399)
Admiral Shares	(91,505)	(134,993)
Realized Capital Gain*
Investor Shares	(821,686)	—
Admiral Shares	(161,488)	—

Total Distributions	(1,515,794)	(836,392)

Capital Share Transactions-Note H
Investor Shares	1,954,674	1,925,830
Admiral Shares	1,245,699	1,067,898

Net Increase (Decrease) from Capital Share Transactions	3,200,373	2,993,728

Total Increase (Decrease)	2,766,779	5,910,068

Net Assets
Beginning of Period	32,895,324	26,985,256

End of Period	$35,662,103	$32,895,324

*Includes fiscal 2005 short-term gain distributions totaling $6,490,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Wellington Fund Investor Shares
	Six Months	Year Ended November 30,
For a Share Outstanding Throughout Each Period	Ended May 31, 2005	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$30.54	$27.69	$25.27	$28.41	$28.83	$29.62

Investment Operations
Net Investment Income	.432	.865	.77	.837	.97	1.07
Net Realized and Unrealized Gain (Loss) on Investments	.542	2.800	2.42	(1.986)	1.10	.79

Total from Investment Operations	.974	3.665	3.19	(1.149)	2.07	1.86

Distributions
Dividends from Net Investment Income	(.475)	(.815)	(.77)	(.870)	(1.01)	(1.15)
Distributions from Realized Capital Gains	(.909)	—	—	(1.121)	(1.48)	(1.50)

Total Distributions	(1.384)	(.815)	(.77)	(1.991)	(2.49)	(2.65)

Net Asset Value, End of Period	$30.13	$30.54	$27.69	$25.27	$28.41	$28.83

Total Return	3.23%	13.44%	12.94%	-4.27%	7.62%	6.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,089	$27,503	$23,108	$20,007	$21,864	$22,524
Ratio of Total Expenses to Average Net Assets*	0.30%**	0.31%	0.36%	0.36%	0.36%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.89%**	2.99%	3.00%	3.18%	3.42%	3.77%
Portfolio Turnover Rate	20%**	24%	28%	25%	33%	33%

*Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, 0.01%, and (0.01%). **Annualized.

Wellington Fund Admiral Shares
	Six Months Ended	Year Ended November 30,			May14* to Nov. 30,
For a Share Outstanding Throughout Each Period	May 31, 2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$52.76	$47.84	$43.66	$49.08	$50.00

Investment Operations
Net Investment Income	.780	1.561	1.383	1.494	.940
Net Realized and Unrealized Gain (Loss) on Investments	.944	4.831	4.183	(3.425)	(1.045)

Total from Investment Operations	1.724	6.392	5.566	(1.931)	(.105)

Distributions
Dividends from Net Investment Income	(.854)	(1.472)	(1.386)	(1.552)	(.815)
Distributions from Realized Capital Gains	(1.570)	—	—	(1.937)	—

Total Distributions	(2.424)	(1.472)	(1.386)	(3.489)	(.815)

Net Asset Value, End of Period	$52.06	$52.76	$47.84	$43.66	$49.08

Total Return	3.31%	13.57%	13.09%	-4.15%	-0.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,573	$5,392	$3,878	$2,922	$2,286
Ratio of Total Expenses to Average Net Assets**	0.17%†	0.17%	0.23%	0.26%	0.28%†
Ratio of Net Investment Income to Average Net Assets	3.02%†	3.13%	3.12%	3.30%	3.44%†
Portfolio Turnover Rate	20%†	24%	28%	25%	33%

*Inception. **Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%. † Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the six months ended May 31, 2005, the investment advisory fee represented an effective annual basic rate of 0.04% of the fund’s average net assets before an increase of $739,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2005, the fund had contributed capital of $4,504,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2005, these arrangements reduced the fund’s management and administrative expenses by $763,000 and custodian fees by $65,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax charac ter. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At May 31, 2005, net unrealized appreciation of investment securities for tax purposes was $6,053,658,000, consisting of unrealized gains of $6,452,014,000 on securities that had risen in value since their purchase and $398,356,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2005, the fund purchased $4,845,381,000 of investment securities and sold $1,955,374,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $500,368,000 and $1,352,083,000, respectively.

G. The market value of securities on loan to broker/dealers at May 31, 2005, was $323,569,000, for which the fund received cash collateral of $338,049,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended May 31, 2005		Year Ended November 30, 2004
	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Investor Shares
Issued	$2,894,879	96,190	$4,165,936	142,737
Issued in Lieu of Cash Distributions	1,211,512	40,336	664,904	22,997
Redeemed	(2,151,717)	(71,704)	(2,905,010)	(99,679)

Net Increase (Decrease)-Investor Shares	1,954,674	64,822	1,925,830	66,055

Admiral Shares
Issued	1,300,045	25,099	1,456,447	28,851
Issued in Lieu of Cash Distributions	234,872	4,528	121,771	2,437
Redeemed	(289,218)	(5,568)	(510,320)	(10,146)

Net Increase (Decrease)-Admiral Shares	1,245,699	24,059	1,067,898	21,142

ABOUT YOUR FUND'S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

Six Months Ended May 31, 2005
Wellington Fund	Beginning Account Value 11/30/2004	Ending Account Value 5/31/2005	Expenses Paid During Period*
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,032.29	$1.52
Admiral Shares	1,000.00	1,033.11	0.86

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.51
Admiral Shares	1,000.00	1,024.08	0.86

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

TRUSTEES RENEW ADVISORY AGREEMENT

The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP, the fund’s investment advisor. The board determined that the retention of Wellington Management was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of Wellington Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the fund’s investment management over both short-and long-term periods and the organizational depth and stability of the firm. Wellington Management manages about $470 billion in assets, including all or part of 16 Vanguard funds. Portfolio manager Edward P. Bousa, CFA, who manages the fund’s stock investments, has worked in investment management since 1984, and has managed the fund since 2002. Portfolio manager Paul D. Kaplan, who manages the fund’s bond investments, has worked in investment management since 1974, and has managed the fund since 1994.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. Wellington Management has carried out its investment strategy in disciplined fashion, and the results provided by Wellington Management have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the “Performance Summary” section of this report.

COST

The fund’s expense ratio was far below the average expense ratio charged by funds in the fund’s peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (investment management) (since November 2001), BKF Capital (investment management), The Jeffrey Co. (holding company), and CareGain, Inc. (health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

©2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q212 072005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 14, 2005

VANGUARD WELLINGTON FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	July 14, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.